EXHIBIT 10.36

                                    SYMS CORP

                            STOCK OPTION CERTIFICATE


1. For valuable consideration, receipt of which is hereby acknowledged, Syms Corp, a New Jersey corporation (the "Company"), hereby grants to Ronald Zindman whose address is 10 Conover Court, Belle Mead, NJ 08502, (the "Optionee"), an incentive stock option (the "Option) subject to the following terms and conditions, to purchase from the Company an aggregate of 100,000 shares of Common Stock, par value $.05 per share, (the "Common Stock") of the Company. The Option is granted upon all of the terms and conditions set forth in this Option Certificate and subject to all the terms of the Company's Amended and Restated Incentive Stock Option and Appreciation Plan (the "Plan"), attached hereto as Exhibit A.

2. Purchase Price -- The option price for the shares of Common Stock which may be acquired upon exercise of the Option shall be $8.00 per share, determined by the closing price on the New York Stock Exchange for Thursday, September 19, 1996.

3. Exercise of Option -- The Option may be exercised within the next ten (10) years as follows:

                                                 Date after which Option
                                                 may be exercised with
          No. of Shares                          regards to such shares
          -------------                          ----------------------
             12,500 ..........................        October 1, 1996
             12,500 ..........................        March 1, 1997
             12,500 ..........................        March 1, 1998
             12,500 ..........................        March 1, 1999
             12,500 ..........................        March 1, 2000
             12,500 ..........................        March 1, 2001
             12,500 ..........................        March 1, 2002
             12,500 ..........................        March 1, 2003

     The option may be exercised by notice and payment to the Company as provided in the Plan.

4. Term of Option -- The term of the Option shall be a period of ten (10) years from the date hereof, expiring on September 18, 2006.

5. Registration and Resale -- If not already covered by a Registration Statement on Form S-8, the Company shall its best efforts to file, cause to become effective and maintain effective a registration statement or statement under the Securities Act of 1933, as amended (the "Securities Act"), on Form S-8, registering the offer and sale to Optionee of the Common Stock that may be acquired upon exercise of the Option. The Company shall be deemed to have used such best efforts on behalf of Optionee if it shall have taken the same efforts to effect such registration as it shall have taken to effect similar



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     registrations on behalf of present and former officers and affiliates of the Company. If, notwithstanding the use of the Company's best efforts, such registration shall not have been effected, (a) the shares of Common Stock subject to, and issuable upon the exercise of, the Option may be issued to the holder of the Option without registration under the Securities Act and, if required upon the request of counsel to the Company, the Optionee shall give a representation as to his investment intent with respect to such shares prior to their issuance as set forth in Section 6;
     (b) upon any sale or transfer of the Common Stock purchased upon the exercise of the Option, the Optionee shall, if requested by the Company, deliver to the Company an opinion of counsel reasonably satisfactory to counsel to the Company to the effect that either (i) the shares of Common Stock to be sold or transferred have been registered under the Securities Act and that there is in effect a current prospectus meeting the requirements of Section 10 (a) of the Securities Act which is being or will be delivered to the purchaser or transferee at or prior to the time of delivery of the certificates evidencing the Common Stock to be sold or transferred , or (ii) such shares of Common Stock may then be sold without violating Section 5 of the Securities Act; (c) if required by counsel for the Company the certificates representing shares of Common Stock issued upon exercise of the Option shall bear the following legend:

          "THE SHARES EVIDENCED BY THIS CERTIFICATE MAY NOT BE SOLD, OR TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS THEY HAVE FIRST BEEN REGISTERED UNDER THE SECURITIES ACT OF 1993, AS AMENDED, OR UNLESS, IN THE OPINION OF COUNSEL FOR THE COMPANY, SUCH REGISTRATION IS NOT REQUIRED."

6. Method of Exercise of Option -- Subject to the provisions of the Plan and this Option Certificate, the Option may be exercised by written notice to the Company from the person or persons entitled to exercise the Option, stating the number of shares with respect to which it is being exercised and accompanied by payment of the option price by (a) certified or bank cashier's check payable to the order of the Company in New York Clearing House funds, (b) shares of Common Stock of the Company owned by the Optionee (except that no shares of Common Stock of the Company may be applied to the purchase price of shares of Common Stock issuable upon exercise of an Option which was granted under the Qualified Stock Option Plan of the Company), (c) notes, or (d) any other consideration acceptable to the Committee of the Board of Directors of the Company (the "Committee") or, in the absence of a Committee, the Board of Directors. If required by counsel to the Company, the notice of exercise shall be accompanied by a representation and agreement as to investment intent, in form satisfactory to counsel to the Company. As soon as practicable after receipt of such notice and payment, the Company shall, without transfer or issue tax or other incidental expense to the Optionee, except payment of any required withholding tax, deliver to the Optionee at Syms Way, Secaucus, New Jersey 07094, or such other place as may be mutually acceptable or, at the election of the Company, by first-class insured mail



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     addressed to the Optionee at the address of the Optionee as indicated in the employment records of the Company or at the location at which the Optionee is employed by the Company, a certificate or certificates for such shares of Common Stock out of theretofore unissued shares of Common Stock of the Company or re-acquired shares of its Common Stock, as the Company may, in its sole discretion, elect.

     The Company may postpone the time of delivery of certificates for shares of its Common Stock for such additional time as the Company shall deem necessary or desirable to enable it to comply with the listing requirements of any securities exchange upon which the shares of Common Stock of the Company may be listed or the requirements of the Securities Act or the Securities Exchange Act of 1934 or any rules or regulations of the Securities and Exchange Commission promulgated under of said Acts or the requirements of applicable state laws relating to authorization, issuance of sale of securities.

     If the Optionee fails to accept delivery of and pay for all or any part of the number of shares specified in such notice upon tender of delivery thereof, the right of the Optionee to exercise the Option with respect to such undelivered shares may be terminated. The Option may be exercised only with respect to full shares, and no fractional shares will be issued upon exercise of the Option.

7. In order that Optionee may realize to the fullest extent practicable the benefits inherent in the grant of the Option, the Company may not terminate the employment of Optionee upon less than 90 days' advance written notice to Optionee.

8. The Company represents and warrants to Optionee that at the time of grant of the Option, the Plan complied in all respects with the requirements of Rule 16b-3 under the Securities Act of 1934, as amended.

9. In the event of (i) a consolidation or merger to which the Company is a party, other than one in which the Company is a contiuing corporation, (ii) the sale or conveyance of all or substantially all of the assets of the Company, (iii) a reorganization, liquidation or other like occurrence, then immediately prior to any such event, the Option shall become and shall remain throughout the unexpired term thereof, exercisable in its entirety (whether or not it would then have been exercisable in full in accordance with its terms). If the exercise of the Option under provisions of this
     Section 9 would be deemed to result in a violation of Section 6 of the Plan, then without further action on the part of the Committee or Optionee, the Option shall be deemed a nonqualified stock option to the extent necessary to avoid any such violation.



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IN WITNESS WHEREOF, Syms Corp has caused this Option Certificate to be executed by its officers, thereunto duly authorized, as of 20th day of September 1996.


ATTEST:                                   SYMS CORP


/s/ KRISTINE A. KULESZ                        By: /s/ SY SYMS
------------------------------                    ------------------------------
    Kristine A. Kulesz                                Sy Syms




ACCEPTED AND AGREED TO:


/s/ RONALD ZINDMAN
------------------------------
    Ronald Zindman
    (the Optionee)